Exhibit 99.2

CLNN (NASDAQ)

Forward Looking Statements 2 This presentation contains "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Clene's actual results may differ from its expectations, estimates, and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward - looking statements . These forward - looking statements involve significant known and unknown risks and uncertainties, many of which are beyond Clene’s control and could cause actual results to differ materially and adversely from expected results . Factors that may cause such differences include Clene’s ability to demonstrate the efficacy and safety of its drug candidates ; the clinical results for its drug candidates, which may not support further development or marketing approval ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval ; Clene’s ability to achieve commercial success for its marketed products and drug candidates, if approved ; Clene’s ability to obtain and maintain protection of intellectual property for its technology and drugs ; Clene’s reliance on third parties to conduct drug development, manufacturing and other services ; Clene’s limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates ; the impact of the COVID - 19 pandemic on Clene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in Clene’s recently filed registration statement on Form S - 4 /A as well as discussions of potential risks, uncertainties, and other important factors in Clene’s subsequent filings with the U . S . Securities and Exchange Commission . Clene undertakes no obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . All information in this presentation is as of the date of presented or the date made publicly available . The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation .

L a nx id e C o rp o r a ti on Dupont Lanxide Composites Lanxide Armor Company Lanxide Performance Materials Lanxide Electronic Components CDO CLENE | Management Team Ted Jeong , DM 3

Clene Nanomedicine



CNM-Au8®

a gold nanocrystal suspension, in development as the first energetic catalyst to repair & improve neurological function



Topline data from One Registrational Trial[1] by mid-2022 and

3

Phase 2 Trials[2] by end of 2021

>200

patient years of CNM-Au8 clinical exposure





Manufacturing expansion in progress, preparing for possible commercialization in

2023

Strong IP:

130+

patents on Clean-Surface-Nanocrystal technology (CSN®) platform





Cash on hand:

$63M

End of Q2 including

PIPE & Venture debt of $24M

4

1. HEALEY-ALS https://clinicaltrials.gov/ct2/show/NCT04414345?term=CNM-Au8&cond=ALS&draw=1&rank=1 2. RESCUE-ALS https://clinicaltrials.gov/ct2/show/NCT04098406?term=CNM-Au8&cond=ALS&draw=1&rank=3 REPAIR-PD: https://clinicaltrials.gov/ct2/show/NCT03815916?term=cnm-au8&draw=2&rank=, REPAIR-MS: https://clinicaltrials.gov/ct2/show/NCT03993171?term=cnm-au8&draw=2&rank=1.

CLENE NANOMEDICINE

CLENE | Platform & Pipeline

Clean Surface Nanocrystal Therapeutics (CSN®)

CSN® PLATFORM

130+ Granted Patents

Novel electro-chemistry platform produces catalytic Clean Surface Nanocrystal drugs designed to avoid toxicities associated with synthetic chemistry

CSN® THERAPEUTIC	INDICATION	RESEARCH / PRECLINICAL / IND FILING / PHASE 1 / PHASE 2 or EAP / PHASE 3	ANTICIPATED RESULTS
CNM-Au8 (CSN® gold) Bioenergetic Nanocatalyst	Amyotrophic Lateral Sclerosis	Healey ALS Platform Trial Harvard MGH (Registration Trial)	2H 2022
		RESCUEALS Phase 2 (Australia)	2H 2021
	ALS Expanded Access	MGHALS Expanded Access Protocol Harvard (MGH) Expanded Access Program	Ongoing
	Multiple Sclerosis	VISIONARY-MS Phase 2	1H 2023*
		RepairMS Phase 2 Brain Imaging Biomarker Study	2H 2021
	Parkinson's Disease	RepairPD Phase 2 Brain Imaging Biomarker Study	2H 2021
		RESCUEPD Phase 2 (Anticipated Launch in 2021)	1H 2024
CNM-ZnAg (CSN® zinc-silver)	Anti-viral Anti-bacterial	ZnAgSTUDY	1H 2022
CNM-AgZn17 CSN® (silver-zinc gel)	Wound Healing, Burn Treatment		
CNM-PtAu7 (CSN® platinum-gold)	Oncology		

*Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies

5

CLENE NANOMEDICINE

CNM-Au8® | Catalytically-Active Nanotherapeutic

Improved Cellular Energy Production & Utilization

Novel mechanism of action to address a range of CNS diseases

- Clean Surfaced Faceted Nanocrystal
- 13 nm Median Diameter (Ribosome = 20-30 nm)
- > 100 Trillion Nanocrystals per 60 mL Dose (At 30mg)
- Oral Suspension; Once Daily



CNM-Au8 Nanocrystal


10 NM

Transmission Electron Micrograph


Cellular
Energy



Remyelination Failure In MS



Parkinson's Disease



Amyotrophic Lateral Sclerosis

6

CLENE NANOMEDICINE

CNM-Au8 | Integrating Physics With Biology

Electron transfer (to-and-from) CNM-Au8 nanocrystals drives catalytic activity and cellular energy production

Surface Based Catalytic Activity

Electrons (e-) Move Freely Across Nanocrystal Surface

Vertices, Edges, & Faces Key to Catalytic Activity

Clean-Surfaced Nanocrystals



Up to 4,600 e^- per second per nanocrystal[1]

AuNP Catalyzed Oxidation of Ascorbic Acid[1]



a
b
Scattering (a.u.)
Wavelength (nm)
0 min
1 min
2 min
3 min
60 min
Plasmon band maximum (nm)
Time (min)
Charging
Control

a. Rayleigh scattering measured by dark field microscopy of surface plasmon resonance of scattering spectra of the AuNP decahedron before and at 1, 2, 3 and 60 min after electron injection by ascorbate ions.

b. Spectral shift as a function of time for the catalysis reaction and for the control experiment..

[1] Novo et al. Nature Nanotech 3, 598–602 (2008).

7

Clene NANOMEDICINE

Treating Energetic Failure | Common Pathological Mechanism In Neurodegenerative Disorders (MS, ALS, PD)


ALS Neuronal Metabolic Failure
Dendritic Retraction
Activated Astrocyte
Compromised Axon
Neuromuscular Junction Impairment
Cognitive Impairment
Dysphagia/ Dysarthria
Respiratory Insufficiency
Muscle Weakness/Atrophy
Vandoorne et al. Acta Neuropathologica (2018) 135:489–509.
MS Oligodendrocyte Remyelination Failure and Neuronal Die-Off
Cognitive Impairment
Visual Impairment
Spinal Cord (Movement)
Dexterity & Coordination
Neuron
Myelin Sheath
Activated Astrocyte
Demyelination
Oligodendrocyte
Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

8

CNM - Au8 | MOA Therapeutic Effects a Nicotinamide Adenine Dinucleotide a 9

1 0 CNM - Au8 | Significant Global Opportunity 707,158 103,903 828,703 596,407 256,455 1,407,7 0 1 0 400,000 800,000 1,200,000 1,600,000 U.S. Can ada W . E u ro pe Central/E. Europe J ap an China Est. Diagnosed PD Patients by Region Source: Lancet Neurol. 2018 Nov;17(11):939 - 953. ~7M pts PARKINSON’S DISEASE globally; $6B projected by 2025 3 2 ND most common neurodegenerative disorder; only symptomatic treatments 62,531 10,013 71,288 10,946 13,893 54,405 0 2 0,0 00 4 0,0 00 6 0,0 00 8 0,0 00 U.S. Can ada W . E u ro pe Central/E. Europe J ap an China Est. Diagnosed MND Patients by Region Source: Lancet Neurol. 2018 Dec;17(12):1083 - 1097. MND includes amyotrophic lateral sclerosis, spinal muscular atrophy, hereditary spastic paraplegia, primary lateral sclerosis, progressive muscular atrophy, and pseudobulbar palsy (AL S, MOTOR NEURON DISEASE Other Orphan Disorders) ALS sales >$1B globally by 2029 1 . Current drugs are largely ineffective, mostly generic Source: Lancet Neurol. 2019 Mar;18(3):269 - 285 511,855 79,419 543,862 204,591 46,249 103,194 0 150,000 300,000 450,000 600,000 U.S. Can ada W . E u ro pe Central/E. Europe J ap an China Est. Diagnosed MS Patients by Region ~2.5M pts MULTIPLE SCLEROSIS globally; $23B market 2 Only approved treatments are immunomodulators 1 Clarivate, DRG, ALS 2020 . 2 Westad et al. 2017, doi:10.1038/nrd.2017.107. 3 Parkinson’s Market Data Forecast, February 2020.

1 1 1 1 Robinson et al. Sci Rep. 2020, DOI: 10.1038/s41598 - 020 - 58709 - w. . 2 Ho et al. Society for Neuroscience Meeting, 2019. Ho et al. Motor Neuron Disease Associating Meeting, 2019. Data on File, Clene Nanomedicine, Inc. 2 CNM - Au8 | Evidence for Energetic Improvement Therapeutic Activity Across Remyelination + Neuroprotection Models

CNM-Au8 | MOA & Remyelination Data Published

www.nature.com/scientificreports

SCIENTIFIC REPORTS

natureresearch

OPEN

Nanocatalytic activity of clean-surfaced, faceted nanocrystalline gold enhances remyelination in animal models of multiple sclerosis

Andrew P. Robinson[1,9], Joanne Zhongyan Zhang[2,9], Haley E. Titus[1], Molly Karl[3], Mikhail Merzliakov[2], Adam R. Dorfman[2], Stephen Karlik[4], Michael G. Stewart[5], Richard K. Watt[5], Benjin D. Facer[6], Jon D. Facer[5], Noah D. Christian[7], Karen S. Ho[2,8*], Michael T. Hotchkin[2,9], Mark G. Mortenson[2,9], Robert H. Miller[3,9] & Stephen D. Miller[1,9]

Lysolecithin Remyelination Data


A
Sham
B
Vehicle
C
Vehicle
E
CNM-Au8
CNM-Au8

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. doi: 10.1038/s41598-020-58709-w

12

CLENE NANOMEDICINE

Successful Phase 1 First - In Humans Safety Trial + Chronic Animal Toxicity Studies Phase 2 Brain Target Engagement 31 P - Magnetic Resonance Phase 2 MS Clinical Remyelination & Neurorepair CNM - Au8 | Clinical Program Overview Phase 3 Phase 2 & 3 ALS Clinical Neurorepair Phase 2 13

CNM-Au8 | Clean Toxicology Findings

All Studies Resulted in No Adverse Effect Level (NOAEL)[a]

Standard ICH M3(R2) Toxicology Program

Genotoxicity *In Vitro & In Vivo (Rodent)*	**Single Dose Toxicokinetics** *Canine*	**Max Feasible Toxicokinetics** *Rodent (1-Wk, SQ)*	**Chronic Toxicity Rodent** *Rodent (6-Month)*
Safety Pharmacology *CNS, CV, Renal*	**Multi-Dose Toxicokinetics** *Canine (7-Day)*	**Max Feasible Toxicokinetics** *Canine (3-Wk)*	**Chronic Toxicity Canine** *Canine (9-Month)*
Dose Range Finding *Rodent, Minipig*	**MTD Toxicokinetics** *Canine (4-Wk)*	**High Dose Toxicokinetics** *Rodent (3-Wk)*	**Carcinogenicity Dose Range Finding** *rasH2 (1-Month)*

[a] No Adverse Event Level (NOAEL) findings

14

CLENE NANOMEDICINE

CNM-Au8 | Well Tolerated; No Dose-Limiting Safety Issues

Phase 1 First In Human Study Completed (n=86)

- **Single-ascending dose**
  - 4 cohorts of 8 subjects plus one repeat (n=40)
  - 15, 30, 60, 90 mg
  - 3:1 randomized (active:control)
  - 1 dose; 17-day follow-up
- **Multi-ascending dose**
  - 4 cohorts of ~12 subjects (n=46)
  - 15, 30, 60, 90 mg
  - 3:1 randomized (active:control)
  - 21 days daily dosing + follow-up (Up to 50 days)

- **Most frequent TEAEs by System Organ Class: Nervous/GI**
  - Nearly all of the TEAEs were Grade 1 severity (mild)

- **No serious TEAEs, TEAEs leading to discontinuation of treatment, or TEAEs considered severe, life-threatening, or resulting in death**

- **No dose responsive TEAEs observed in SAD or MAD**

>200 Years of Human Exposure

>90 Weeks Exposure in Clinical Trials;

>100 Weeks in ALS Expanded Access

VISIONARY-MS STUDY
+ Long-Term Extension

RESCUE ALS
+ Long-Term Extension

HEALEY ALS Platform Trial
+ Long-Term Extension

MGH ALS Expanded Access Protocol

RepairPD

RepairMS

15

CLENE NANOMEDICINE

Phase 2

RepairPD

RepairMS

CNM-Au8 Effects on Brain Energetic Metabolites

A Phase 2, Open Label, Sequential Group, Investigator Blinded Study of Magnetic Resonance Spectroscopy (^{31}P-MRS) to Assess the Effects of CNM-Au8 for the Bioenergetic Improvement of Impaired Neuronal Redox State (REPAIR)

Screening	D0	Week 4	Week 8	Week 12-16	EOS
Day −42 to −1	*Visit Baseline Assessments Dispense Drug*	*Visit Safety Assessment Dispense Drug*	*Visit Safety Assessment Dispense Drug*	*Visit Primary Endpoint*	*Visit Follow-up*

4 weeks (Week 12-16 to EOS)

1°

Change in Brain Bioenergetic Potential
(NAD+/NADH)
vs. Baseline

N = Up to 15 per dosing cohort

(7.5, 15, 30, or 60 mg)

2°

- Difference in brain NAD+ and NADH fraction at Week 12-16

Exploratory

- Difference in bioenergetic metabolites (e.g., ATP, PCr, NAD) concentration at Week 12 – 16
- Difference in brain membrane markers (PE, PC, etc.) at Week 12 – 16

16

CLENE NANOMEDICINE

NAD⁺/NADH | Age Related Decline of Brain Energy Metabolism
(By ^{31}P-MRS Imaging)

NAD⁺ Declines / NADH Increases
(Aging Change by Decade)


[NAD+]
[NADH]
[NAD]total
NAD Concentration (μmol/g)
0.0
0.1
0.2
0.3
0.4
0.5
0
20
40
60
80
Age (year)

~0.5% NAD⁺/NADH unit decline per decade (~0.13 mV units per year)


NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old; Open squares= individual subject values

17

Zhu et al. Proc Natl Acad Sci USA . 2015 Mar 3;112(9):2876-81.

CLENE NANOMEDICINE

CNM - Au8 | Improved Brain Energy Metabolism Increased NAD+/NADH Ratio in MS & PD Patients Phase 2 Results 18 1 ƒ Endpoint 2 ƒ Endpoints NAD is an essential molecule responsible for cellular energy production

β - ATP is used by the cell to maintain cellular metabolism and normal function Phosphorylation potential is the amount of available phosphorous that can be used to make ATP in times of stress or high metabolic activity CNM - Au8 | Treatment Normalized Key Markers of Brain Metabolism in PD Patients Phase 2 Results Exploratory Endpoint Post Hoc Endpoint 19

Phase 2 RESCUEALS

Randomized, Double-Blind, Placebo-Controlled Study in Early Symptomatic Amyotrophic Lateral Sclerosis Patients on Stable Background Therapy to Assess Bioenergetic Catalysis with CNM-Au8 to Slow Disease Progression in ALS

36-Week Treatment Period (n=42) 30mg, Placebo



SCREENING (January 2020); FPFV 16-Jan-2020; 45 of 42 enrolled (Nov-2020)
Day -28 to -1
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
6 WEEKS
EOS
Open Label Extension
Phone calls at Weeks 3, 6, 18, 30



1° **Change in Sum of Motor Unit Index**
For the Abductor Digiti Minimi (ADM), Abductor Pollicis Brevis (APB), Biceps Brachii (BB), Tibialis Anterior (TA)

2° **Key Secondary: Forced Vital Capacity**

Exploratory Endpoints

- Other Electromyography (SH, NP, MUSIX, MScan)
- ALSFRS-R
- Change in Rate of ALSFRS-R progression
- QOL
- Combined Joint-Rank (Survival + ALSFRS-R)

Anticipated full unblinded data readout: 2H 2021

20

Clene NANOMEDICINE

Predictive Endpoints of Disease Progression Clinical Endpo i nts • ALSFRS - R • Pulmonary Function (Vital Capacity) • Mortality • Loss of Motor Units Motor Unit Index (MUNIX) MUNIX Longitudinal Progression 21 Electromyography | Sensitive Biomarker Predictive of Clinical Progression

Phase 2 Improv e m e nt Emerging Evidence Predictive of Clinical Efficacy | MUNIX(4) Sum Change Robert Glanzman MD FAAN, et al. “A Blinded Interim Update on RESCUE - ALS: A Randomized, Placebo - Controlled, Phase 2 Study to Determine the Effects of CNM - Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis” Presented at ENCALS 2021 Virtual Meeting, 12 - May - 2021. 22

Phase 2 RESCUEALS

Slower Rate of Vital Capacity Loss Than Comparable Clinical Trial Datasets



FVC Change from BL
15-March-2021 Data Cut; Preliminary Blinded Data
(All Participants Values By Completed Visits With Missing Data Imputed)
FVC (% Predicted) Absolute Change vs. BL
BL FVC
W12 FVC
W24 FVC
W36 FVC
n=45
n=44
n=43
n=36
All Subjects With Evaluable Data By Completed Study Visit
(Missing Data Imputed by Linear Regression per Subject; Mortality Imputed with Worst % Change from BL)



FVC Change from BL
15-March-2021 Data Cut; Preliminary Blinded Data
(All Participants Values By Completed Visits With Missing Data Imputed)
Mean ± SD
FVC (% Predicted) Absolute Change vs. BL
−6.7
−10.5
−19.6
W12 FVC
W24 FVC
W36 FVC
n=44
n=43
n=36
All Subjects With Evaluable Data By Completed Study Visit
(Missing Data Imputed by Linear Regression per Subject; Mortality Imputed with Worst % Change from BL)

SVC Avg. Slope Decline (% points/month)	Slope Est. (9-months)
Empower (−2.73%)	-24.6%
Benefit (−2.74%)	-24.7%
PRO-ACT (-2.90%)	-26.1%

Andrews et al. JAMA Neurol. 2018;75(1):58-64.

Robert Glanzman MD FAAN, et al. "A Blinded Interim Update on RESCUE-ALS: A Randomized, Placebo-Controlled, Phase 2 Study to Determine the Effects of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis" Presented at ENCALS 2021 Virtual Meeting, 12-May-2021.

23

CLENE NANOMEDICINE

Exploratory Endpoints • Combined Joint Rank (Survival + ALSFRS - R) • Voice pathology • PRO (ALSAQ) • Pharmacodynamic markers Slow Vital Capacity Hand Held Dynamometry Change in ALSFRS - R Registration Study: 24 - Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) (July 2020) 24 (n=16 0) (n=16 0) (n=16 0) 1 ι 2 ι Phase 3 Multiple Independent Regimens with Pooled Placebo Anticipated full unblinded data readout: 2H 2022

Phase 2

VISIONARY-MS STUDY

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS



Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day -42 to -1
EOS
24-Week Blinded Fixed Treatment Period
Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit)
FPFV
LPFV
LPLV
Up to 48-Week Placebo-Control
2:1 Randomization (Active: Placebo)
15mg, 30mg, Placebo (n=150)

1° Change in Low Contrast Letter Acuity (LCLA)
At Week 24

2° Change Composite Clinical Response
9HPT / SDMT / T25FW / LCLA / EDSS

Exploratory Endpoints

- Optical Coherence Tomography (OCT)
- Multi-focal VEP Amplitude & Latency
- Full field-VEP Amplitude & Latency
- MRI Endpoints
- Visual Function (High Contrast)
- QOL / EDSS

Anticipated top-line unblinded data: 1H 2023*

25

CLENE NANOMEDICINE

*Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies

LCLA Phase 2 Primary: Functional Visual Improvement LCLA Correlates with clinically meaningful deficits in QOL, EDSS and MSFC, MRI, and OCT MS Functional Endpoints Phase 2 Exploratory: Neuroprotection/Remyelination Endpoints The Visual System is a Window into the Brain 9 - Hole Peg Test 26 Symbol Digit Modalities Timed 25 - Ft Walk Measuring MS Functional Improvement

Phase 2 VISIONARY-MS STUDY

Emerging Evidence of Clinical Improvement

LCLA (Best-Corrected)


LCLA (All Eyes) Z.Score
13-January-2021 Data Cut, Preliminary Blinded Data
(Based on 'Mild' EDSS [≤1.5]; Mean ± SEM)
Mixed-Effects Model, p = 0.0071
Z-Score (Mean ± SEM)
Improvement
BL
Wk12
Wk24
Wk36
Eyes, n = 104 98 88 84

SDMT


SDMT Z.Score
13-January-2021 Data Cut, Preliminary Blinded Data
(Based on 'Mild' EDSS [≤1.5]; Mean ± SEM)
Mixed-Effects Model, p = <0.0001
Z-Score (Mean ± SEM)
Improvement
BL
Wk12
Wk24
Wk36
n = 53 50 44 39

6-Component Integrated (m)MSFC


(m)MSFC 6-component Average Z.Score
13-January-2021 Data Cut, Preliminary Blinded Data
(Based on 'Mild' EDSS [≤1.5]; Mean ± SEM)
Mixed-Effects Model, p = 0.0005
Z-Score Mean (Mean ± SEM)
Improvement
BL
Wk12
Wk24
Wk36
n = 54 50 45 42

Z-Score change compared to the least-affected patients at Baseline (with EDSS <= 1.5)

All Available Values (by Completed Subject Visit)
Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

Glanzman, R., H. Beadnall, M. T. Hotchkin, A. Klistorner, M. Barnett, R. Sergott, A. Rynders, K. S. Ho, and Mark G. Mortenson. "Update to a Phase 2 clinical trial of catalytic gold nanocrystals, CNM-Au8, for the treatment of chronic optic neuropathy." Presented at the ACTRIMS Forum 2021, February 26, 2021.

27

Clene NANOMEDICINE

Strong Intellectual Property

Extensive Patent Portfolio With Protection Through 2035[a] & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation

CSN®
Clean surface nanocrystal (CSN) therapeutics

Patent Status	Patent Description	Trade Secrets
Issued & Allowed Patents 130+	Process And Method/Device (Clean Surface; Gold CSN)	Plasma Conditioning
Pending Applications >30	State of Matter (CNM-Au8)	Electrode Design & Cycling
Total Patents/ Applications >160	Method of Use (Prevent Demyelination & MoA)	Trough Flow, Temp, Pressure
	Method of Use (Bi-Metallic Au/Pt; Antimicrobial)	Concentration & Filtration

[a] With Patent Restoration Term (assuming 5-year extension).

28

CLENE NANOMEDICINE

Clene | Proprietary Nanocrystal Manufacturing In - House ISO8 Clean Room Clinical Production in North East, MD Validated CMC Processes 29 Designed to be Scalable to Commercialization Patented Hydro - ele ctro - Crystallization Proprietary Trade Secrets

Anticipated Timeline & Investor Catalysts 2020 - 2023 30

CLENE | Investment Highlights

Lead Asset: CNM-Au8 for Neuro Repair

- Energy enhancing nanotherapeutic
- Robust Preclinical Remyelination & Neuroprotection Data Across Multiple Animal Models in:
  - MS,
  - ALS, and
  - Parkinson's Disease
- NOAEL Findings From All Toxicity Studies
- Acceptable Phase 1 Safety Profile
- >90 Weeks Exposure in Clinical Trials; >100 Weeks in ALS Expanded Access (EAP)

Unmet Medical Need & Market Opportunity

- No Effective Disease-Modifying Drugs for ALS or PD
- No MS Therapies Clinically Impact Remyelination & Neurorepair
- Remyelination and Neurorepair Sales Could Exceed $10B per annum[1]
  - ALS is a Lethal Motor Neuron Disease With Suboptimal Therapies
  - PD is Highly Prevalent With No Disease Modifying Treatments

Clinical Development Pipeline

- Two Phase 2 Brain Target Engagement Studies in PD and MS with Top Line Results Reported Aug 2021
- Three Phase 2 POC Studies in ALS, MS, and COVID with Results Anticipated in the next 12-18 Months
- Phase 3 ALS Registrational Trial in with Full Results Anticipated in mid- 2022
- Ongoing ALS Early Access Program
- USA FDA Granted ALS Orphan Drug Designation

CNM-ZnAg for COVID-19

- Zinc-Silver Antiviral + Immune Support
- Phase 2 Trial in Brazil To Treat Acutely Symptomatic Non-Hospitalized COVID-19 Patients Underway
  - 1st Endpoint: Prevention of Hospitalization
  - 2nd Endpoint: Time to Symptomatic Improvement (Up to 28 Days)
- Results Anticipated 1H 2022

Strong IP Portfolio

- 130+ Issued Patents Worldwide; 30+ Pending Patent Applications
- State of Matter Claims Cover Myelin Protection Mechanisms, Remyelination, and Neuroprotection to 2035 (with Patent Restoration Term)
- Manufacturing Device and Process Patents to 2030 and Beyond

Financials

- CLNN (NASDAQ)
- $31.9M USD (Gross) Raised via SPAC merger + PIPE (2020)
- Cash on Hand at end of Q2 2021 of $63.0M (Unaudited)
- Anticipated Cash Runway to EOY 2022
- $114M USD Raised Privately (Series A-D)
- +$16.7M in Additional Grant and Indirect Financial Support for ALS and MS Phase 2 & 3 Clinical Programs
- $24.3M USD (Gross) Raised via PIPE + Venture debt for MFG (2021)

31

[1] Data on file, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Clene Inc. HQ & Clinical Development 6550 South Millrock Drive, Suite G50 Salt Lake City, UT 84121 R&D and Manufacturing 500 Principio Parkway, Suite 400 North East, MD 21901 © 2021 Clene Inc. Version: 16 - September - 2021